Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes [Abstract]
Income Taxes

NOTE J — Income Taxes

Earnings before income taxes consist of the following for the years ended December 31:

($ in thousands)	2012	2011	2010
Domestic	$13,708	$3,559	$(1,742)
Non-U.S.	13,234	22,778	29,768
Total	$26,942	$26,337	$28,026

Significant components of income tax provision/(benefit) are as follows for the years ended December 31:

($ in thousands)	2012	2011	2010
Current:
Federal	$437	$247	$(367)
State	534	385	307
Non-U.S.	5,839	3,572	3,471
Total Current	6,810	4,204	3,411
Deferred:
Federal	5,163	(119)	(266)
State	346	(558)	530
Non-U.S.	(5,710)	1,843	2,313

Total Deferred	(201)	1,166	2,577
Total provision for Income Taxes	$6,609	$5,370	$5,988

On January 2, 2013 President Obama signed into law the American Taxpayer Relief Act of 2012 which retroactively extended, among other items, the U.S. research credit and controlled foreign corporation look-through. The company will recognize an estimated $0.8 million discrete tax benefit for these items in the first quarter of 2013.

Significant components of the CTS’ deferred tax assets and liabilities at December 31 are:

($ in thousands)	2012	2011

Postretirement benefits	$2,283	$2,093
Inventory reserves	3,919	2,446
Loss carryforwards	46,944	52,588
Credit carryforwards	14,092	13,700
Nondeductible accruals	7,900	6,787
Research expenditures	26,475	23,702
Prepaid charges	4,280	4,431
Pensions	3,512	1,558
Other	7,974	6,632

Gross deferred tax assets	117,379	113,937

Depreciation	12,313	9,948
Unrealized foreign exchange gain	1,103	1,625
Other	933	993

Gross deferred tax liabilities	14,349	12,566

Net deferred tax assets	103,030	101,371
Deferred tax asset valuation allowance	(13,087)	(14,453)

Total net deferred tax assets	$89,943	$86,918

Current deferred tax assets of $18.8 million and $14.7 million are included as current assets in the Company’s consolidated balance sheets at December 31, 2012 and December 31, 2011, respectively. Long-term deferred tax assets of $73.1 million and $76.2 million are included as other assets in the Company’s consolidated balance sheets at December 31, 2012 and December 31, 2011, respectively.

Current deferred tax liability of $0.1 million and $0.4 million are included as a component of “Other accrued liabilities” at December 31, 2012 and December 31, 2011, respectively. Long-term deferred tax liability of $1.9 million and $3.6 million are included as a component of “Other long-term obligations” on CTS’ consolidated balance sheets at December 31, 2012 and December 31, 2011, respectively. The current/long-term deferred tax assets and current/long-term deferred tax liabilities were not netted since these items relate to different tax jurisdictions.

At the end of each annual reporting period, the Company makes an assessment of the ultimate realizability of its net deferred tax assets, including deferred tax assets associated with accumulated net operating losses in the various jurisdictions in which it operates. In assessing the ultimate realizability of its net deferred tax assets, the Company considers its past performance, available tax strategies, and expected future taxable income during the tax loss and credit carryforward periods.

Generally, the Company assesses that it is more-likely-than-not its net deferred tax assets will be realized during the available carryforward periods. The Company has determined, however, that a valuation allowance of $13.1 million should be provided for certain deferred tax assets. In most cases, the valuation allowances were necessitated by changes in business activity in the underlying jurisdictions, which contributed to the more-likely-than-not conclusion that the deferred tax assets would not be realized. As of December 31, 2012, the $13.1 million valuation allowance includes $6.3 million for certain state net operating loss and credit carryforwards, $5.5 million for foreign tax credit carryforwards, and $1.3 million related to foreign net operating losses. The $1.4 million net decrease in the valuation allowance was primarily due to a $0.5 million decrease associated with the expiration of certain state NOLs, a $0.6 million decrease associated the net change in NOLs associated with current year earnings in countries like Canada, Switzerland and Hong Kong, and a $0.3 million release of Canada valuation allowance based upon an assessment of the future realization of the related deferred tax asset.

The following table reconciles taxes at the United States statutory rate to the effective income tax rate for the years ended December 31:

	2012	2011	2010

Taxes at the U.S. statutory rate	35.00%	35.00%	35.00%
State income taxes, net of federal income tax benefit	2.57%	(0.43)%	1.94%
Non-U.S. income taxed at rates different than the U.S. statutory rate	(2.72)%	(9.22)%	(3.60)%
Benefit of scheduled tax credits	—%	(2.05)%	(1.02)%
Foreign source income	3.02%	—%	—%
Non-U.S. adjustments to valuation allowances	(3.07)%	(0.48)%	(12.31)%
Nontaxable foreign gain	(6.15)%	—%	—%
Change in unrecognized tax benefits	(4.79)%	—%	—%
Other	0.67%	(2.43)%	1.36%
Effective income tax rate	24.53%	20.39%	21.37%

CTS’ overall tax rate reflects tax holidays that CTS’ business operations continue to qualify for in various countries. As a result, certain earnings of CTS are subject to tax at reduced rates for a specified period of time. These tax holidays, unless extended, are scheduled to begin expiring during 2017. During 2012, CTS’ Zhongshan, China manufacturing site applied for a new production and technology based income tax incentive. The application will be reviewed during the first half of 2013. If approved, the Company’s 25% China statutory tax rate will be reduced to 15% for the 2012 through 2014 period.

At December 31, 2012, no provision had been made for U.S. federal and state income taxes on approximately $199 million of foreign earnings, which are expected to be permanently reinvested outside of the United States. Upon distribution of those earnings in the form of dividends or otherwise, the Company would be subject to U.S. income taxes (with a possible adjustment for foreign tax credits), state income taxes, and withholding taxes payable to the various foreign countries. Determination of the amount of unrecognized deferred U.S. tax liability is not practical because of complexities such as net operating loss utilizations, potential foreign tax credits, local restrictions on distributions, and treaty implications associated with the related calculation.

No valuation allowance was recorded in 2012 against the U.S. federal net deferred tax assets including the U.S. federal net operating loss carryforward asset of $31 million expiring in 2021 through 2024. The Company assessed the future realization of these deferred tax assets utilizing taxable income projections for years 2013 through 2021. Those projections applied taxable income estimates consistent with historical earnings patterns of its traditional automotive and electronic component product lines and a return to levels of profitability in its communication component product line consistent with management and independent consensus views of the moderate recovery expected in the markets served by CTS. Management believes that, based upon the historical operating performance of its business units and the successful cost reduction efforts, the Company more-likely-than-not, will realize the benefits of its U.S. net deferred tax assets. To date, CTS has also recorded tax benefits on the net operating losses generated in certain foreign jurisdictions such as China based upon the Company’s ability to generate sufficient taxable income within the carry-forward periods provided in each jurisdiction. If it appears that CTS will not generate such taxable income the Company may need to record a valuation allowance against the related deferred tax asset in a future period.

CTS recognizes the financial statement benefit of a tax position based on its technical merits only after determining that the position would be sustained upon examination, including resolution of any related appeals or litigation. A tax position that meets the “more-likely-than-not” threshold is then measured to determine the amount of benefit recognized in the financial statements. The Company or one of its subsidiaries files income tax returns in the United States (Federal and various states), and foreign jurisdictions. The Company’s open tax years are subject to examination from 2007 through 2011 for all U.S. jurisdictions. The open years for the international tax returns range from 2005 through 2011 based on local statutes. U.S. tax authorities also have the ability to review prior tax years to the extent of net operating losses and tax credit carryforwards. Changes may be applied to any open tax years. CTS has approximately $4.1 million of unrecognized tax benefits, which if recognized, would impact the effective tax rate. The Company does not anticipate any significant changes in its unrecognized tax benefits within the next 12 months as a result of examinations or statute lapses. A reconciliation of the beginning and ending unrecognized tax benefits is provided below:

($ in thousands)	2012	2011

Balance at January 1	$5,279	$4,586
Increase related to current year tax positions	35	88
Increase related to prior year tax positions	182	838
Decrease as a result of lapse of statute of limitations	(881)	(65)
Decrease related to settlements with taxing authorities	(485)	(168)
Balance at December 31	$4,130	$5,279

CTS’ continuing practice is to recognize interest and/or penalties related to income tax matters as income tax expense. However, at the time of adoption and at the year ending December 31, 2012, there were no significant amounts accrued for interest and/or penalties related to uncertain income tax positions.